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                                                                    EXHIBIT 10.9

                           PATENT SECURITY AGREEMENT

            Patent Security Agreement, dated as of July 28, 2005 (as amended, restated or otherwise modified from time to time, the "Patent Security Agreement"), between MediaDefender, Inc., a Delaware corporation ("Grantor") and U.S. Bank National Association, in its capacity as collateral agent for the Initial Purchasers and all other Holders of the Securities (together with its successors and assigns in such capacity, the "Collateral Agent").

                             PRELIMINARY STATEMENTS

            WHEREAS, Grantor is a party to a Security Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Security Agreement") between Grantor and the other grantors party thereto and the Collateral Agent, as well as certain other Transaction Documents as described in that certain Note and Warrant Purchase Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Note and Warrant Purchase Agreement") by and among Company, the investors listed on the signature pages thereto and the Collateral Agent pursuant to which Grantor is required to execute and deliver the Security Agreement and this Patent Security Agreement.

            NOW, THEREFORE, in consideration of the promises contained therein and to induce the Initial Purchasers to enter into the Transaction Documents, Grantor hereby agrees with the Collateral Agent, as follows:

            Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            Section 2. Grant of Security Interest in Patent Collateral. Grantor hereby pledges and grants to Collateral Agent, for the benefit of the Initial Purchasers and Holders of the Securities, a security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

            (a) all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing (collectively, "Patents"), including, but not limited to: (i) each patent and patent application referred to on Schedule I hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including,

                                       1
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without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

            (b) all agreements providing for the granting of any right in or to Patents (whether Grantor is licensee or licensor thereunder) including those referred to on Schedule I hereto (collectively, "Patent Licenses");

            (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof;

            (d) all rights corresponding thereto throughout the world;

            (e) all inventions and improvements described therein;

            (f) all rights to sue for past, present and future infringements thereof;

            (g) all licenses, claims, damages, and proceeds of suit arising therefrom; and

            (h) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

            Section 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Initial Purchasers and Holders of the Securities pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement and the other Transaction Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

            Section 4. Applicable Law. This Patent Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).

            Section 5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank]

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            IN WITNESS WHEREOF, Grantor has caused this Patent Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                     MEDIADEFENDER, INC., a Delaware corporation

                                     By: /s/ Octavio Herrera
                                         -----------------------------
                                         Name: Octavio Herrera
                                         Title: Secretary

                           [Patent Security Agreement]

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Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION
as Collateral Agent

By: /s/ Brad E. Scarbrough
    --------------------------------
    Name: Brad E. Scarbrough
    Title: Vice President

                           [Patent Security Agreement]

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                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT

                      PATENT REGISTRATIONS AND APPLICATIONS

APPLICATION NO.   PATENT NO.                      TITLE                      OWNER
---------------   ----------   -------------------------------------   -------------------
  10/371,513       PENDING     COMPUTER NETWORK FILE SYNCHRONIZATION   MEDIADEFENDER, INC.
                                         SYSTEM AND METHOD